UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2011
Penford Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11488	91-1221360
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7094 South Revere Parkway,
Centennial, Colorado	80112-3932
(Address of principal executive offices	(Zip Code)
303-649-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07: Submission of Matters to a Vote of Security Holders
On January 20, 2011, Penford Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved the following two proposals by casting their votes as follows:
Proposal 1:	To elect five members of the Company’s Board of Directors:

Nominee	For	Withheld	Broker Non-Votes
William E. Buchholz	8,640,870	220,562	1,975,518
John C. Hunter III	6,394,934	2,466,498	1,975,518
James E. Warjone	5,241,794	3,619,638	1,975,518
Edward F. Ryan	5,241,994	3,619,438	1,975,518
Matthew M. Zell	8,642,403	219,029	1,975,518
Proposal 2:	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2011.

For	Withheld	Abstained
10,806,738	15,249	14,963

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation (Registrant)
January 21, 2011	/s/ Steven O. Cordier
Steven O. Cordier
Senior Vice President and Chief Financial Officer

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